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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 26, 1999



                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                       the SLM Student Loan Trust 1998-2
                     and the SLM Student Loan Trust 1999-1)


DELAWARE           33-95474/333-2502/333-24949/333-44465         23-2815650
---------------    -------------------------------------     -------------------
(State or other         (Commission File Numbers)            (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (817) 554-4500




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Item 5. OTHER EVENTS

     On July 26, 1999, the Sallie Mae Student Loan Trust 1995-1 made its fifteenth, the Sallie Mae Student Loan Trust 1996-1 made its fourteenth, the SLM Student Loan Trust 1996-2 made its thirteenth, the SLM Student Loan Trust 1996-3 made its twelfth, the SLM Student Loan Trust 1996-4 made its eleventh, the SLM Student Loan Trust 1997-1 made its tenth, the SLM Student Loan Trust 1997-2 made its ninth, the SLM Student Loan Trust 1997-3 made its eighth, the SLM Student Loan Trust 1997-4 made its sixth, the SLM Student Loan Trust 1998-1 made its fifth and the SLM Student Loan Trust 1998-2 made its fourth, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports dated as of July 26, 1999, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

     The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended July 26, 1999.

     LEGISLATIVE DEVELOPMENTS

     On June 16, 1999, the United States Department of Education announced a reduction in fees on student loans under the William D. Ford Direct Loan Program. The reduced fees include:

     - a one percentage point reduction in the up-front origination fee on Direct Loans, from four percent to three percent of the total loan balance;

     - a 0.25 percentage point interest rate reduction for borrowers that pay their Direct Loans electronically; and

     - a 0.6 percentage point interest rate reduction for borrowers that consolidate their Direct Loan while they are in school or during the grace period prior to the loan entering repayment.



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Item 5.  (continued)

     REGULATORY DEVELOPMENTS

     In the third quarter of 1999, European banking regulators the Financial Services Authority (FSA) of the United Kingdom, De Nederlandsche Bank of the Netherlands and The Commission de Surveillance du Secteur Financier of Luxembourg responded favorably to the Registrant's request for an interpretation and clarification of the existing risk-based capital standards governing the institutions they regulate with respect to the appropriate risk-weighting of the senior student loan-backed securities issued by the Trusts. Specifically, each of the banking regulators agreed that the Registrant's senior student loan-backed securities may be assigned to the 20 percent risk category. Regulated financial institutions in the respective countries can assign the Registrant's senior asset-backed securities to the more favorable risk weight category to the extent that the underlying student loans are conditionally guaranteed by the U.S. Department of Education. Management believes that, as a result of these clarifications, regulated depository institutions in the respective jurisdictions above that hold senior student loan-backed securities issued by the Trusts may be able to retain less capital on a regulatory basis.

     This Current Report on Form 8-K contains forward-looking statements that are based on management's current expectations as of the date of this document. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions, as they relate to the Company's management, are intended to identify forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Registrant to be materially different from those reflected in such forward-looking statements. Such factors include, among others, changes in the applicable laws and regulations; changes in the general interest rate environment and in the securitization markets for student loans; and interruptions of others' operations resulting from the inability of computer or other systems to process Year 2000-related information.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

          19.1 Quarterly Servicing Reports



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 6, 1999

                                       SLM FUNDING CORPORATION




                                       By:      /s/ J. Lance Franke
                                               --------------------------------
                                       Name:   J. Lance Franke
                                       Title:  Chief Financial Officer



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                                INDEX TO EXHIBIT



                                                                Sequentially
 Exhibit                                                          Numbered
 Number                             Exhibit                         Page
--------                            -------                     ------------

19.1                      Quarterly Servicing Reports.                5













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